EXHIBIT 10.1
                                    EXHIBIT B
                                    ---------

                             PROCERA NETWORKS, INC.

                             SUBSCRIPTION AGREEMENT

                    RESTRICTED COMMON STOCK AT $.80 PER SHARE

1.   SUBSCRIPTION:

     (a) The undersigned (individually and/or collectively, the "PARTICIPANT") hereby applies to purchase shares of restricted common stock (the "Shares" or the "COMMON STOCK") of Procera Networks, Inc., a Nevada corporation (the "COMPANY"), in accordance with the terms and conditions of this Subscription Agreement (the "SUBSCRIPTION") and the private placement memorandum to which this Subscription is attached (the "MEMORANDUM").

     (b) In addition to the Shares, the Participant shall receive warrants to purchase Common Stock of the Company (the "WARRANTS"). The Warrants shall be exercisable for the number of Shares equal to Sixty Percent (60%) of the Shares purchased pursuant to this Subscription. The Warrants shall be priced, as set forth in those certain Warrant Agreements of even date herewith, as follows:
(i) 50% shall be priced at $1.25 per share; and (ii) 50% shall be priced at $1.37 per share.

     (c) Before this Subscription is considered, the Participant must complete, execute and deliver to the Company the following:

          (i)    This  Subscription  Agreement;

          (ii) The Registration Rights Agreement, attached to the Memorandum as EXHIBIT C (the "RIGHTS AGREEMENT"), whereby the Participant shall acquire the
   ---------
right to have his or her Shares registered for resale; and

          (iii) The Participant's wire transfer in the amount of $_____________ in exchange for ________________________ Shares purchased, sent to the Company as follows:

               PAY  TO:                  Silicon Valley Bank
                                         3003 Tasman Drive
                                         Santa Clara, CA  95054
:              ROUTING  NO.:
               FOR  CREDIT  OF:          Procera Networks, Inc.
               CREDIT  ACCOUNT  NO.:

     (d)  This Subscription is  irrevocable  by  the  Participant.

     (e) This Subscription is not transferable or assignable by the Participant.

     (f) This Subscription may be rejected in whole or in part by the Company in its sole discretion. In the event this Subscription is rejected by the Company, all funds and documents tendered by the Participant shall be returned.

     (g) This Offering, as defined in the Offering Memorandum, is scheduled to close on December 10, 2004 at 5:00 p.m. Pacific Standard Time (the "Closing Date"), provided the Company has received the Minimum Offering of $500,000. The Target Offering is $4,000,000.

2. REPRESENTATIONS BY PARTICIPANT. In consideration of the Company's acceptance of the Subscription, Participant makes the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of the Subscription by the Company:

     (a) Participant has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify Participant's understanding of the terms thereof and of the Company's business and status thereof, and that no oral information furnished to the undersigned or its advisors in connection with the Subscription has been in any way inconsistent with other documentary information provided.

     (b) Participant acknowledges that Participant has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Shares.

     (c) The Shares are being purchased for Participant's own account for long-term investment and not with a view to immediately re-sell the Shares. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares. Participant or its agents or investment advisors have such knowledge and experience in financial and business matters that will enable Participant to utilize the information made available to it in connection with the purchase of the Shares to evaluate the merits and risks thereof and to make an informed investment decision.

     (d) Participant acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under the California Securities Law, or any other applicable blue sky laws, in reliance, in part, on Participant's representations, warranties and agreements made herein.

     (e) Other than the rights specifically set forth in this Subscription and the Rights Agreement, Participant represents, warrants and agrees that the Company and the officers of the Company (the "COMPANY'S OFFICERS") are under no obligation to register or qualify the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

     (f) Participant represents that Participant meets the criteria for participation because (i) Participant has a preexisting personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons or (ii) by reason of Participant's business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Participant is capable of evaluating the risk and merits of an investment in the Shares and of protecting its own interests; AND

          (i)  Participant has minimum net worth in excess of $1,000,000; or

          (ii) Participant has income in excess of $200,000 or joint income with his or her spouse in excess of $300,000 in each of the two most recent years, and Participant, with his or her spouse, has a reasonable expectation of reaching the same income level in the current year; or

          (iii) Participant  is  a director or executive officer of the Company;
or

          (iv) If a trust, the trust has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares and the purchase was directed by a sophisticated person as described in 7 CFR Sec. 230.506(b)(2)(ii); or

          (v) If a corporation or partnership, the corporation or partnership has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares; or

          (vi) If an entity, all of the equity owners meet the criteria for participation set forth in this Paragraph 2(f).

     (g) Participant understands that the Shares are illiquid, and until registered with the Securities Exchange Commission or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them and that Participant may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan. Participant must not purchase the Shares unless Participant has liquid assets sufficient to assure Participant that such purchase will cause it no undue financial difficulties and that Participant can still provide for current and possible personal contingencies, and that the commitment herein for the Shares, combined with other investments of Participant's, is reasonable in relation to its net worth.

     (h) Participant understands that the right to transfer the Shares will be restricted unless the transfer is not in violation of the Securities Act, the California Securities Law, and any other applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

     (i) Participant has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and have done so, to the extent Participant considers necessary.

     (j) Participant acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company's Officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Participant of an investment in the Company. Participant will look solely to and rely upon its own advisers with respect to the tax consequences of this investment

     (k) All information which Participant has provided to the Company concerning Participant, its financial position and its knowledge of financial and business matters is truthful, accurate, correct and complete as of the date set forth herein.

3. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants that:

     (a)  Due  Incorporation.  The  Company  is  a  corporation  duly organized,
          ------------------
validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

     (b)  Outstanding Stock.  All issued and outstanding shares of capital stock
          -----------------
of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

     (c)  Authority;  Enforceability.  This  Subscription  and  the  Warrant and
          --------------------------
Rights Agreement delivered together with this Subscription or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Subscription, the Rights Agreement and the Warrant to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

     (d)  Consents.  No  consent, approval, authorization or order of any court,
          --------
governmental agency or body or arbitrator having jurisdiction over the Company, the National Association of Securities Dealers, Inc., the Over the Company Bulletin Board (the "OTC Bulletin Board"), nor the Company's stockholders is required for execution of this Subscription, and all other agreements entered into by the Company relating thereto, including, without limitation, the issuance and sale of the Shares, and the performance of the Company's obligations hereunder and under all such other agreements.

     (e)  The  Shares.  The  Shares  upon  issuance:
          -----------

          (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

          (ii) have been, or will be, duly and validly authorized and on the date of issuance, and upon exercise of the Warrants, the Warrant Shares will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the Securities Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Participant complies with the prospectus delivery requirements of the Securities Act and any state securities laws);

          (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

          (iv) will not subject the holders thereof to personal liability by reason of being such holders.

     (f)  Litigation.  There  is  no  pending  or,  to the best knowledge of the
          ----------
Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company that would affect the execution by the Company or the performance by the Company of its obligations under this Subscription, and all other agreements entered into by the Company relating hereto. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, which litigation, if adversely determined, could have a material adverse effect on the Company.

     (g)  Reporting  Company.  The Company is a publicly held company subject to
          ------------------
reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has a class of common shares registered pursuant to Section 12(g) of the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

     (h)  Stop  Transfer.  The  Shares,  when  issued,  will  be  restricted
          --------------
securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Shares, except as may be required by any applicable federal or state securities laws. Except as described in this Subscription, the Company will not issue any stop transfer or other order impeding the sale, resale or delivery of the Shares unless contemporaneous notice of such instruction is given to the Participants.

     (i)  Defaults.  The  Company  is  not  in  violation  of  its  Articles  of
          --------
Incorporation or Bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

     (j)  No  Integrated  Offering.  Neither  the  Company,  nor  any  of  its
          -------------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Shares pursuant to this Subscription to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTC Bulletin Board, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer of the Shares to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Shares.

     (k)  No  General  Solicitation.  Neither  the  Company,  nor  any  of  its
          -------------------------
affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

     (l)  Listing.  The  Company's common stock is listed for trading on the OTC
          -------
Bulletin Board. The Company has not received any oral or written notice that its common stock will be delisted from the OTC Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation and the Company satisfies the requirements for the continued listing of its common stock on the OTC Bulletin Board.

     (m)  Dilution.  The Company's executive officers and directors have studied
          --------
and fully understand the nature of the Shares being sold hereby and recognize that they have a potential dilutive effect on the interests of other holders of the Company's securities. The board of directors of the Company has concluded, in its good faith business judgment that such issuance is in the best interests of the Company.

     (n)  Correctness  of  Representations.  The  Company  represents  that  the
          --------------------------------
foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date in all material respects, and, unless the Company otherwise notifies the Participants prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date for a period of one year.

4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Participants as follows:

     (a)  Stop  Orders.  The Company will advise the Participants promptly after
          ------------
it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     (b)  Listing.  The Company will maintain the listing of its Common Stock on
          -------
the OTC Bulletin Board (the "Principal Market"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable.

     (c)  Market  Regulations.  If  required,  the  Company  shall  notify  the
          -------------------
Commission, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Subscription, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the participants, including the filing of a Form 8-K with the Securities and Exchange Commission.

     (d)  Use  of  Proceeds.  The Purchase Price will be used by the Company for
          -----------------
the  purposes  described  in  the  Memorandum.

     (e)  Reservation  of  Common Stock.  The Company undertakes to reserve from
          -----------------------------
its authorized but unissued common stock, at all times that Warrants and options remain outstanding, a number of common shares equal to the amount of common shares issuable upon exercise of the Warrants and options.

     (f)     Offering  Restrictions.  The  Company  will  not  issue any equity,
             ----------------------
convertible debt or other securities convertible into common stock on any terms more favorable to such other investor than any of the terms of the Offering, until after 180 days from the Closing Date

("Exclusion Period") without the prior written consent of the Participant, which consent may be withheld for any reason. Notwithstanding the above, this provision shall not apply to the issuance of incentive stock options under the Company's 2004 Stock Option Plan or any amendment thereto or any successor employee incentive plans.

     (g)  Anti-Dilution  Protection.  If  during  the  period  beginning  on the
          -------------------------
Closing Date and continuing for a period of 180 days thereafter (the "Exclusion Period"), the Company shall offer, issue or agree to issue any Common Stock or securities convertible into or exercisable for shares of Common Stock to any person, firm or corporation at a price per share or conversion or exercise price per share which shall be less than the per share purchase price of the Shares, without the consent of Participant still holding Shares (the "Triggering Event"), then the Company shall issue, for each such Triggering Event, additional shares of Common Stock to the Participant (the "Additional Shares") so that the average per share purchase price of the shares of Common Stock issued to the Participant is equal to such other lower price per share. The delivery to the Participant of the Additional Shares shall be on or before the closing date of the Triggering Event. The Additional Shares shall be delivered to the Participant under the same terms as the shares issued pursuant to the Triggering Event. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the Additional Shares upon the issuance of such convertible security, warrant, right or option and again upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then purchase price per share of the shares of Company Stock. This Section 4(g) shall apply only if the Company violates the provisions of Section 4(f) above, and this provision shall not apply to the issuance of incentive stock options under the Company's 2003 Stock Option Plan.

5.   COVENANTS OF THE COMPANY AND PARTICIPANT REGARDING INDEMNIFICATION.

     (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Participants, the Participants' officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Participant or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Subscription or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Participant relating hereto.

     (b) Each Participant agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Participant in this Subscription or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Participant of any covenant or undertaking to be performed by such Participant hereunder, or any other agreement entered into by the Company and Participants relating hereto.

6. SUBSCRIPTION BINDING ON HEIRS, ETC. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

7. EXECUTION AUTHORIZED. If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

8. ADOPTION OF TERMS AND PROVISIONS. The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

9. GOVERNING LAW. This Subscription shall be construed in accordance with the laws of the State of California.

10. INVESTOR INFORMATION: (This must be consistent with the form of ownership selected below.)

Name  (please print):      _____________________________________________________

If  entity  named  above,  By:  ________________________________________________
                           Its: ________________________________________________

Social Security or Taxpayer I.D. Number: _________________________

Business Address (including zip code):  ______________________________
                                        ______________________________

Business  Phone:  _________________________________

Residence  Address  (including  zip  code):_____________________________________
________________________________________________________________________________

Residence  Phone:_______________________________________________________________

All communications to be sent to:

____ Business  or  ____ Residence  Address

     Please indicate below the form in which you will hold title to your interest in the Shares. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Participants should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

____ INDIVIDUAL  OWNERSHIP  (one  signature  required)

____ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

____ COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

____ TENANTS  IN  COMMON  (both  or  all  parties  must  sign)

____ GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

____ LIMITED  PARTNERSHIP  (fill  out  all  documents in the name of the LIMITED
PARTNERSHIP,  by  a  GENERAL  PARTNER  authorized  to  sign)

____ LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

____ CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

____ TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

     Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her subscription for participation in the Shares of the Company, this _____ day of ___________________, 2004, at
_______________________________________.


                                        PARTICIPANT


                                        ___________________________________
                                                   (Signature

                                        By:________________________________

                                        Its:_______________________________



The Company has accepted this subscription this _____ day of _________________, 2004.


                                        "COMPANY"

                                        PROCERA NETWORKS, INC.,
                                        A NEVADA CORPORATION


                                        By:________________________________
                                             Douglas Glader, CEO


                                        Address for notice:

                                        Procera Networks, Inc.
                                        3175 South Winchester Boulevard
                                        Campbell, CA  95008
                                        Attn: Jay Zerfoss